UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2004


                            American Water Star, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                            000-22785                  87-0636498
                    (Commission File Number)        (I.R.S. Employer
                                                     Identification No.)


            4560 S. Decatur, Suite 301, Las Vegas, Nevada            89103
            (Address of Principal Executive Offices)                (Zip Code)


                                  702-740-7036
                                  ------------
              (Registrant's Telephone Number, including area code)


           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

      On May 17, 2004, American Water Star, Inc. (the "Company"), issued a press release to announce:

o it closed the second tranche of its financing to raise $8 million in gross proceeds from a private placement of its common stock and warrants to institutional and accredited investors; and

o its SB-2 registration statement filed in connection with the financing was declared effective by the Securities and Exchange Commission on May 14, 2004.

Item 7.                Financial Statements and Exhibits

            a.         Financial Statements

                       None.

            b.         Pro Forma Financial Information

                       None.

            c.         Exhibits.

            99.1       Press Release, dated May 17, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AMERICAN WATER STAR, INC.


May 17, 2004                         By:  /s/ Roger Mohlman
                                          ----------------------------
                                          Roger Mohlman
                                          President and Chief Executive Officer

Exhibit Index.

99.1  Press Release, dated May 17, 2004.